UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2004


                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                        0-23340                   51-0332317
     --------                        -------                   ----------
 (State or other                   (Commission               (IRS Employer
   jurisdiction                   File Number)           Identification Number)
 of incorporation


  105 Westpark Drive, Suite 200, Brentwood, Tennessee               37027
  ---------------------------------------------------               -----
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

              On October 25, 2004, America Service Group Inc. (the "Company") issued a press release reporting results for the third quarter and nine months ended September 30, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

                      99.1     Press Release dated October 25, 2004.

                                   Signatures
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICA SERVICE GROUP INC.



Date:  October 25, 2004                     By:  /s/ Michael Taylor
                                               --------------------------------
                                               Michael Taylor
                                               Senior Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibits
--------          -----------------------
     99.1         Press release dated October 25, 2004, issued by America
                  Service Group Inc. (the "Company") announcing the results for the third quarter and nine months ended September 30, 2004.